FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Fund of America

1345 Avenue of the Americas
New York, New York 10105
(800) 334-2143

SUPPLEMENT DATED SEPTEMBER 12, 2008
TO PROSPECTUS DATED MARCH 1, 2008

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2008. Please review these matters carefully.

Portfolio Management – Global Fund and Overseas Fund

Mr. Matthew McLennan serves as the Co-Portfolio Manager for First Eagle Global Fund alongside Portfolio Manager Jean-Marie Eveillard. Mr. McLennan also serves as the Co-Portfolio Manager for First Eagle Overseas Fund with Messrs. Eveillard and Abhay Deshpande. Mr. McLennan recently joined Arnhold and S. Bleichroeder Advisers, LLC, investment adviser to the First Eagle Funds, after serving in senior positions with Goldman Sachs Asset Management in London and New York. While at his predecessor firm for over fourteen years, Mr. McLennan was Chief Investment Officer of a London-based investment team from 2003 to 2008 where he was responsible for managing a focused value-oriented global equity product and held positions from 1994 to 2003 that included portfolio management and investment analyst responsibilities for small-cap and mid-cap value equity portfolios.

Mr. Abhay Deshpande serves as Co-Portfolio Manager for First Eagle Overseas Fund with Messrs. Eveillard and McLennan. He is also Associate Portfolio Manager for First Eagle Global Fund and First Eagle U.S. Value Fund. Mr. Deshpande joined Arnhold and S. Bleichroeder Advisers, LLC in 2000 and served as a senior member of the First Eagle analyst team and portfolio manager for a number of institutional accounts before becoming Associate Portfolio Manager for First Eagle Global Fund, First Eagle Overseas Fund and First Eagle U.S. Value Fund in September 2007. Prior to 2000, Mr. Deshpande spent three years as a research analyst with Harris Associates, investment adviser to the Oakmark Funds.

Share Class Matters

The third paragraph under the section headed "Purchasing Level-Load Class C Shares" on page 43 is removed and replaced in its entirety with:

Class C shares of each Fund carries an annual 0.25% service fee and an annual 0.75% distribution (Rule 12b-1) fee. Because the service and Rule 12b-1 fees are paid from your investment on an ongoing basis, over time these fees ultimately may cost more than paying other types of sales charges. The distribution plans and agreements adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 are described in "Our Management Team–Distribution and Shareholder Services Expenses."

The paragraph under the heading "Once You Become a Shareholder – Conversion" on page 48 is removed and replaced in its entirety with:

You may convert Class A shares of the Global Fund, Overseas Fund, U.S. Value Fund or Gold Fund having an aggregate of $1 million or more into Class I shares of the same fund. Such conversions will take place at net asset value and shall not result in the realization of income or gain for federal income tax purposes. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at (800) 334-2143.

****

The information in this Supplement modifies the First Eagle Funds' Prospectus dated March 1, 2008. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled "The Adviser", "Purchasing Level-Load Class C Shares" and "Once You Become a Shareholder-Conversion".